Exhibit 10.2
ROBLOX CORPORATION
2020 EQUITY INCENTIVE PLAN
1.Purposes of the Plan. The purposes of this Plan are:
•to attract and retain the best available personnel for positions of substantial responsibility,
•to provide additional incentive to Employees, Directors, and Consultants, and
•to promote the success of the Company’s business.
The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares.
2.Definitions. As used herein, the following definitions will apply:
(a)“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b)“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including without limitation the related issuance of shares of Common Stock, including without limitation under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.
(c)“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares.
(d)“Award Agreement” means the written or electronic agreement between the Company and Participant setting forth the terms and provisions applicable to an Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(e)“Board” means the Board of Directors of the Company.
(f)“Change in Control” means the occurrence of any of the following events:
(i)Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
(ii)Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii)Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(g)“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other official guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

(h)“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.
(i)“Common Stock” means the Class A Common Stock of the Company.
(j)“Company” means Roblox Corporation, a Delaware corporation, or any successor thereto.
(k)“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary of the Company to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
(l)“Director” means a member of the Board.
(m)“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(n)“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(o)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(p)“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash; (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator; and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.
(q)“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(iii)For purposes of any Awards granted on the Listing Date, the Fair Market Value will be the closing sales price for Common Stock on the Listing Date as quoted on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, on which the Common Stock is listed on the Listing Date (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iv)In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.
(r)“Fiscal Year” means the fiscal year of the Company.
(s)“Incentive Stock Option” means an Option intended to qualify, and actually qualifies, as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(t)“Inside Director” means a Director who is an Employee.
(u)“Listing Date” means the date that the Common Stock is first traded on any established stock exchange or national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market.
(v)“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(w)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(x)“Option” means a stock option granted pursuant to the Plan.
(y)“Outside Director” means a Director who is not an Employee.
(z)“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(aa)“Participant” means the holder of an outstanding Award.
(ab)“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(ac)“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares, or other securities or a combination of the foregoing pursuant to Section 10.
(ad)“Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(ae)“Plan” means this Roblox Corporation 2020 Equity Incentive Plan.
(af)“Registration Date” means the effective date of the Registration Statement.
(ag)“Registration Statement” means the registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission for the direct listing of the Common Stock.
(ah)“Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.
(ai)“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(aj)“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(ak)“Section 16(b)” means Section 16(b) of the Exchange Act.
(al)“Section 409A” means Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time, or any state law equivalent.
(am)“Securities Act” means the Securities Act of 1933, as amended.
(an)“Service Provider” means an Employee, Director, or Consultant.
(ao)“Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
(ap)“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.
(aq)“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(ar)“Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed is open for trading.

3.Stock Subject to the Plan.
(a)Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan and the automatic increase set forth in Section 3(b), the maximum aggregate number of Shares that may be issued under the Plan is 60,000,000 Shares, plus (i) any Shares that, as of the day immediately prior to the Registration Date, have been reserved but not issued pursuant to any awards granted under the Company’s Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”), and are not subject to any awards thereunder, plus (ii) any Shares subject to stock options, restricted stock units, or similar awards granted under the Company’s 2004 Incentive Stock Plan (the “2004 Plan”) or the 2017 Plan that, on or after the Registration Date, expire or otherwise terminate without having been exercised or issued in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan pursuant to the foregoing clauses (i) and (ii) equal to 118,253,836 Shares. In addition, Shares may become available for issuance under the Plan pursuant to Sections 3(b) and 3(c). The Shares may be authorized, but unissued, or reacquired Common Stock.
(b)Automatic Share Reserve Increase. Subject to the provisions of Sections 14 and 18 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2022 Fiscal Year, in an amount equal to the least of (i) 75,000,000 Shares; (ii) five percent (5%) of the outstanding shares of all classes of the Company’s common stock on the last day of the immediately preceding Fiscal Year; or (iii) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.
(c)Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, or Performance Units are repurchased by the Company or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, the cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).
(d)Share Reserve. The Company, at all times during the term of this Plan, will reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.Administration of the Plan.
(a)Procedure.
(i)Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.
(ii)Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii)Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.
(b)Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion, to:
(i)determine the Fair Market Value;
(ii)select the Service Providers to whom Awards may be granted hereunder;
(iii)determine the number of Shares to be covered by each Award granted hereunder;
(iv)approve forms of Award Agreement for use under the Plan;
(v)determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. The terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi)institute and determine the terms and conditions of an Exchange Program;
(vii)prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;
(viii)construe and interpret the terms of the Plan and Awards granted under the Plan;
(ix)modify or amend each Award (subject to Section 19(c) of the Plan), including without limitation the discretionary authority to extend the post-termination exercisability period of Awards; provided, however, that in no event will the term of an Option or Stock Appreciation Right be extended beyond its original maximum term;
(x)allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 15 of the Plan;

(xi)authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii)temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes;
(xiii)allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to the Participant under an Award; and
(xiv)make all other determinations deemed necessary or advisable for administering the Plan.
(c)Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.
5.Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.Stock Options.
(a)Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b)Stock Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(c)Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.
(d)Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e)Option Exercise Price and Consideration.
(i)Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1)In the case of an Incentive Stock Option
(A)    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
(B)    granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(2)In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(3)Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii)Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii)Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.
(f)Exercise of Option.
(i)Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.
An Option will be deemed exercised when the Company receives: (1) a notice of exercise (in accordance with the procedures that the Administrator may specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with any applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii)Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the cessation of the Participant’s Service Provider status as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii)Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv)Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s death. Unless otherwise provided by the Administrator, if at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(v)Tolling Expiration. A Participant’s Award Agreement may also provide that:
(1)if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b); or
(2)if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.
7.Stock Appreciation Rights.
(a)Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b)Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c)Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
(d)Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e)Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date as determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.
(f)Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined as the product of:
(i)The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; and
(ii)The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon exercise of a Stock Appreciation Right may be in cash, in Shares of equivalent value, or in some combination of both.
8.Restricted Stock.
(a)Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b)Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify any Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c)Transferability. Except as provided in this Section 8 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable Period of Restriction.
(d)Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e)Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of any applicable Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f)Voting Rights. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g)Dividends and Other Distributions. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
9.Restricted Stock Units.
(a)Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
(b)Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
(c)Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d)Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units only in cash, Shares, or a combination of both.
(e)Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
10.Performance Units and Performance Shares.
(a)Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
(b)Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c)Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance

Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
(d)Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.
(e)Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period), or in a combination thereof.
(f)Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
11.Outside Director Award Limitations. No Outside Director may be paid, issued, or granted, in any Fiscal Year, equity awards (including any Awards issued under this Plan) with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and any other compensation (including without limitation any cash retainers or fees) that, in the aggregate, exceed $750,000. Any Awards or other compensation paid or provided to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Outside Director), will not count for purposes of the limitation under this Section 11.
12.Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
13.Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a)Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.
(b)Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c)Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part, prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 14(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.
In the event that the successor corporation does not assume or substitute for the Award (or portions thereof), the Participant will fully vest in and have the right to exercise the Participant’s outstanding Option and Stock Appreciation Right (or portions thereof) that is not assumed or substituted for, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right (or portions thereof)

is not assumed or substituted for in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that such Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.
For the purposes of this subsection (c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.
Notwithstanding anything in this subsection (c) to the contrary, and unless otherwise provided in an Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
Notwithstanding anything in this subsection (c) to the contrary, if a payment under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement or other written agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise is accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.
(d)Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

15.Tax.
(a)Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company (or any of its Subsidiaries, Parents, or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Subsidiaries, Parents, or affiliates, as applicable), an amount sufficient to satisfy U.S. federal, state, and local, non-U.S., and other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b)Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, check, or other cash equivalents; (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion; (iii) delivering to the Company already owned Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld; or (v) any combination of the foregoing methods of payment. The withholding amount will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
(c)Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Subsidiaries or Parents have any obligation or liability under the terms of this Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest, or penalties imposed, or other costs incurred, as a result of Section 409A.
16.No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor interfere in any way with the Participant’s right or the right of the Company and its

Subsidiaries or Parents, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
17.Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
18.Term of Plan.
(a)Effectiveness. Subject to Section 22 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date.
(b)Expiration. The Plan will continue in effect until terminated under Section 19, but (i) no Options that qualify as Incentive Stock Options may be granted after (10) years from the date the Plan is adopted by the Board, and (ii) Section 3(b) relating to automatic share reserve increases will operate only until the ten (10) year anniversary of the date the Plan is adopted by the Board.
19.Amendment and Termination of the Plan.
(a)Amendment and Termination. The Administrator, at any time, may amend, alter, suspend, or terminate the Plan.
(b)Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c)Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
20.Conditions Upon Issuance of Shares.
(a)Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b)Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
21.Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law, or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification, or rule compliance is deemed by the

Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.
22.Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
23.Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws (including without limitation pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed, or as may be required by the Dodd-Frank Wall Street Reform and Consumer Protection Act) (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return, or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this Section 23 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

ROBLOX CORPORATION

2020 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT (PERFORMANCE-BASED)
NOTICE OF RESTRICTED STOCK UNIT GRANT
Unless otherwise defined herein, the terms defined in the Roblox Corporation 2020 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Agreement (Performance-Based) which includes the Notice of Restricted Stock Unit Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (the “Award Agreement”).
Name:
Address:
The undersigned Participant has been granted the right to receive an Award of performance-based Restricted Stock Units, subject to the terms and conditions of the Plan, this Award Agreement and any policies of the Company relating to equity awards, as may be amended from time to time (“Equity Award Policies”), as follows:
Grant Number:                ______________________________
Date of Grant:                    ______________________________
Target Number of Shares Subject to
Restricted Stock Units:            ______________________________

Maximum Number of Shares Subject to
Restricted Stock Units:    200% of the Target Number of Shares Subject to Restricted Stock Units

Vesting Schedule:
Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Units will be scheduled to vest in accordance with the following vesting criteria:
General
The number of Restricted Stock Units subject to the Award that will become eligible for time-based vesting as set forth below will depend upon (i) the Company’s Cumulative Bookings (as defined below) for the Performance Period (as defined below), and (ii) the Company’s Cumulative EBITDA (as defined below) for the Performance Period and will be determined in accordance with this Award Agreement.
Performance Period

The performance period (the “Performance Period”) will begin on January 1, 2023 and will end on December 31, 2024 (the “Scheduled Performance Period End Date”). Notwithstanding the foregoing, in the event of a Change in Control that occurs prior to the Scheduled Performance Period End Date, the Performance Period will be shortened to end on a date, as determined by the Administrator in its sole discretion, that occurs no earlier than ten (10) business days prior to the consummation of the Change in Control (the “Closing”) and no later than the Closing (but prior to the Closing) (such date, the “Change in Control Performance Period End Date”) for purposes of calculating the Company’s Cumulative Bookings and Cumulative EBITDA and treatment of the Award will be as set forth in this Award Agreement. The Scheduled Performance Period End Date, or if earlier, the Change in Control Performance Period End Date, is referred to herein as the “Period End Date.” For purposes of clarification, in the event a definitive agreement to which a Change in Control would otherwise become effective is executed, but the definitive agreement is later terminated and the transactions contemplated by the agreement are not consummated, then this Award will continue in effect in accordance with its terms without adjustment and Participant will not be entitled to any consideration under this Award Agreement as a result of the termination of the definitive agreement.
Service Requirement
Except as provided herein, if Participant ceases to be a Service Provider prior to the Period End Date for any reason, the Restricted Stock Units subject to the Award will terminate and be cancelled and Participant will have no further rights with respect to such Restricted Stock Units. For avoidance of doubt, if Participant remains a Service Provider through the Period End Date, but ceases to be a Service Provider prior to the Determination Date (as defined below) for any reason, then the Award will remain outstanding through the Determination Date and the date the Award is settled to the extent it is determined that a number of Eligible Restricted Stock Units (as defined below) were earned and vested pursuant to the terms of this Award Agreement. Except as provided herein, any Restricted Stock Units subject to the Award that are not determined to be Eligible Restricted Stock Units as of the Determination Date will terminate and be cancelled and Participant will have no further rights with respect to such Restricted Stock Units. Further, time-based vesting is subject to Participant continuing to be a Service Provider through the applicable vesting date, subject to the vesting acceleration provisions set forth herein.
Weighting
Cumulative Bookings will be weighted at 80% and Cumulative EBITDA will be weighted at 20%, such that the “Target Number of Bookings Restricted Stock Units” will equal 80% of the Target Number of Shares Subject to Restricted Stock Units and the “Target Number of EBITDA Restricted Stock Units” will equal 20% of the Target Number of Shares Subject to Restricted Stock Units. The Restricted Stock Units subject to the Award that may become Eligible Restricted Stock Units (as defined below) based on Cumulative Bookings are referred to in this Award Agreement as the “Bookings Eligible Restricted Stock Units” and the Restricted Stock Units subject to the Award that may become Eligible Restricted Stock Units based on Cumulative EBITDA are referred to in this Award Agreement as the “EBITDA Eligible Restricted Stock Units”.
Performance Matrix
The number of Restricted Stock Units subject to the Award that will become eligible for time-based vesting (“Eligible Restricted Stock Units”) will be determined by the Leadership Development and Compensation Committee of the Company’s Board of Directors (the “Committee”) in its sole discretion within sixty (60) days following the Scheduled Performance Period End Date, or, in the event of a Change in Control, on a date on or following the Change in Control Performance Period End Date but in all cases prior to the Closing (the date the

Committee takes action to make such determination, the “Determination Date”) and will depend upon the Company’s Cumulative Bookings and Cumulative EBITDA during the Performance Period as described herein.
“Cumulative Bookings” will be calculated as of the Period End Date and will be calculated by adding the cumulative Bookings generated during the Performance Period.
“Cumulative EBITDA” will be calculated as of the Period End Date and will be calculated by adding the cumulative EBITDA generated during the Performance Period.
For purposes of this Award Agreement, “Bookings” will mean revenue calculated in accordance with United States Generally Accepted Accounting Principles (“GAAP”) plus any change in deferred revenue calculated in accordance with GAAP minus any in-kind revenue . For purposes of this definition, "in-kind revenue" will mean non-cash revenue generated from the spending of earned Robux by qualified developers as users on the platform.
For purposes of this Award Agreement, EBITDA will mean Consolidated EBITDA as defined in the Company’s 3.875% Senior Notes Indenture dated as of October 29, 2021 and filed with the Securities and Exchange Commission on October 29, 2021.
Bookings Eligible Restricted Stock Unit Calculations:

Level *	Cumulative Bookings During the Performance Period ($MMs)	Percentage of Target Number of Bookings Restricted Stock Units that become Bookings Eligible Restricted Stock Units**	Number of Bookings Eligible Restricted Stock Units**
Maximum	[--]	200%	[--]
Target	[--]	100%	[--]
Threshold	[--]	0%	[--]
* The number of Restricted Stock Units that will become Bookings Eligible Restricted Stock Units will be interpolated on a linear basis between Threshold and Target and between Target and Maximum. The Percentage of Target Number of Bookings Restricted Stock Units that become Bookings Eligible Restricted Stock Units will be expressed to the nearest tenth, with amounts rounded up to the nearest whole tenth.
** Any partial shares of Common Stock will be rounded down to the nearest whole Share and any fractional Shares will be forfeited for no consideration.
EBITDA Eligible Restricted Stock Unit Calculations:

Level *	Cumulative EBITDA During the Performance Period ($MMs)	Percentage of Target Number of EBITDA Restricted Stock Units that become EBITDA Eligible Restricted Stock Units**	Number of EBITDA Eligible Restricted Stock Units**
Maximum	[--]	200%	[--]
Target	[--]	100%	[--]
Threshold	[--]	0%	[--]
* The number of Restricted Stock Units that will become EBITDA Eligible Restricted Stock Units will be interpolated on a linear basis between Threshold and Target and between Target and Maximum. The Percentage of Target Number of EBITDA Restricted Stock Units that become EBITDA Eligible Restricted Stock Units will be expressed to the nearest tenth, with amounts rounded up to the nearest whole tenth.
** Any partial shares of Common Stock will be rounded down to the nearest whole Share and any fractional Shares will be forfeited for no consideration.
Change in Control
Notwithstanding the foregoing, in the event of a Change in Control that occurs prior to the Scheduled Performance Period End Date, the Performance Period will terminate and the number of Eligible Restricted Stock Units will equal the number of Eligible Restricted Stock Units calculated pursuant to the terms of this Award Agreement based on Cumulative Bookings and Cumulative EBITDA generated during the Performance Period (as calculated through the Change in Control Performance Period End Date), or, if greater, the Target Number of Restricted Stock Units, with such Eligible Restricted Stock Units eligible to vest in accordance with the time-based vesting schedule set forth below. For purposes of clarification, in the event of a Change in Control that occurs on or after the Scheduled Performance Period End Date, the number of Eligible Restricted Stock Units will be calculated based on Cumulative Bookings and Cumulative EBITDA generated during the Performance Period and will be eligible to vest in accordance with the time-based vesting schedule set forth below.
Vesting Requirements
If Restricted Stock Units are determined to be Eligible Restricted Stock Units on the Determination Date (including in the event of a Change in Control), and except as otherwise provided in this Award Agreement, then (i) 50% of the Eligible Restricted Stock Units will vest on the Determination Date (or on the later of the Determination Date or the two (2) year anniversary of the Date of Grant in the event of a Change in Control), and (ii) 50% of the Eligible Restricted Stock Units will vest on the three (3) year anniversary of the Date of Grant, including in the event of a Change in Control (the “Second Half Scheduled Vesting Date”), subject to Participant remaining a Service Provider through the applicable vesting date, except as otherwise provided in this Award Agreement.
Termination of Service
Except as otherwise provided in this Award Agreement, in the event Participant ceases to be a Service Provider for any or no reason before the Determination Date, or if applicable, the Second Half Scheduled Vesting Date, any unvested Restricted Stock Units and Participant’s right to acquire any Shares thereunder will immediately terminate.

Qualifying Non-CIC Termination.
    If Participant ceases to be a Service Provider prior to the Determination Date due to his or her Qualifying Non-CIC Termination (as such term is defined in the Company’s form of Change in Control Severance Agreement filed with the Securities and Exchange Commission on February 25, 2022 (the “Change in Control Agreement”)), Participant’s Restricted Stock Units will remain outstanding through the Determination Date, and the number of Restricted Stock Units that become Eligible Restricted Stock Units will be measured as if Participant’s status as a Service Provider had not terminated, including in the event of a Closing. Notwithstanding the foregoing, if the Qualifying Non-CIC Termination occurs prior to the Determination Date, and if Restricted Stock Units are determined to be Eligible Restricted Stock Units as of the Determination Date, the number of Eligible Restricted Stock Units that will vest on the Determination Date and the Second Half Scheduled Vesting Date will be pro-rated by multiplying the number of Eligible Restricted Stock Units by a fraction with a numerator equal to the number of completed calendar months that have elapsed between the Date of Grant and the date of the Qualifying Non-CIC Termination and a denominator equal to thirty-six (36), with the result rounded down to the nearest Eligible Restricted Stock Unit. If the Qualifying Non-CIC Termination occurs on or following the Determination Date and before the Second Half Scheduled Vesting Date, and if Restricted Stock Units are determined to be Eligible Restricted Stock Units as of the Determination Date, the number of Eligible Restricted Stock Units that will vest on the Second Half Scheduled Vesting Date will be pro-rated by multiplying the number of Eligible Restricted Stock Units by a fraction with a numerator equal to the number of completed calendar months that have elapsed between the Date of Grant and the date of the Qualifying Non-CIC Termination and a denominator equal to thirty-six (36), less the number of Eligible Restricted Stock Units that vested on the Determination Date, with the result rounded down to the nearest Eligible Restricted Stock Unit.
Vesting of any Eligible Restricted Stock Units following a Participant’s Qualifying Non-CIC Termination is subject to Participant satisfying the requirements of Section 5 of the Change in Control Agreement (including the execution and non-revocation of a release of claims).
Death or Disability Termination.
If Participant ceases to be a Service Provider prior to the Determination Date due to his or her death or Disability (as such term is defined in the Change in Control Agreement) (a “Death or Disability Termination”), then 100% of the Target Number of Shares Subject to Restricted Stock Units will become Eligible Restricted Stock Units and will vest as set forth above in the section titled “Vesting Requirements.” Any Restricted Stock Units that are not determined to be Eligible Restricted Stock Units in connection with the Death or Disability Termination and Participant’s right to acquire any Shares thereunder will immediately terminate.
If Participant ceases to be a Service Provider following the Determination Date and prior to the Scheduled Vesting Date due to his or her death or Disability, then any unvested Eligible Restricted Stock Units will immediately vest.
Qualifying CIC Termination.
    In the event of a Qualifying CIC Termination (as such term is defined in the Change in Control Agreement) that occurs prior to the Scheduled Vesting Date, and subject to Participant satisfying the requirements of Section 5 of the Change in Control Agreement (including the execution and non-revocation of a release of claims), 100% of any unvested Eligible Restricted Stock Units will vest on the date the release of claims becomes effective and non-revocable (or if later, upon the Closing).

By Participant’s signature and the signature of the representative of Roblox Corporation (the “Company”) below, Participant and the Company agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan, this Award Agreement and any Equity Award Policies, including the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto, all of which are made a part of this document. Participant acknowledges receipt of a copy of the Plan. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement, and fully understands all provisions of the Plan and this Award Agreement. Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan, this Award Agreement and any Equity Award Policies. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT        ROBLOX CORPORATION

Signature        Signature

Print Name        Print Name

            Title
Address:

EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT
1.Grant of Restricted Stock Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Unit Grant of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Restricted Stock Units, and subject to the terms and conditions of this Award Agreement, any Equity Award Policies and the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan will prevail.
2.Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.Vesting Schedule. Except as provided in this Award Agreement, including the Notice of Grant, Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant, subject to Participant continuing to be a Service Provider through each applicable vesting date. Notwithstanding the foregoing, the Restricted Stock Units awarded by this Award Agreement will be subject to any Equity Award Policies, including, but not limited to, the Company’s Comp & Benefits Treatment on Part-Time Service policy, as may be amended from time to time (the “Part-Time Policy”).
4.Payment after Vesting.
(i)General Rule. Subject to the other terms of this Award Agreement, including those of Section 4(c), Section 8 and Section 19, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of Section 4(b) and Section 4(c), such vested Restricted Stock Units will be paid in whole Shares as soon as practicable after vesting, but in each such case within sixty (60) days following the vesting date. Subject to the provisions of Section 4(c), in no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.
(ii)Acceleration.
(1)Discretionary Acceleration. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator. If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 4(b) will in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.

(2)Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant) to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the cessation of Participant’s status as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Administrator), other than due to Participant’s death, or if the Restricted Stock Units are otherwise considered deferred compensation under Section 409A upon Participant’s termination as a Service Provider, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following the cessation of Participant’s status as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of cessation of Participant’s status as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.
(iii)Deferrals. If the Administrator determines to allow Participant to elect to defer the issuance of any Shares that are otherwise deliverable with respect to any vested Restricted Stock Units awarded by this Award Agreement, Participant may do so upon such terms and conditions as may be determined by the Administrator in its sole discretion, subject to the Administrator’s determination that such right of deferral or any term thereof complies with Applicable Laws or regulations in effect from time to time, including, but not limited to, Section 409A. In the event of the Administrator’s determination otherwise, the Administrator may, in its discretion, deny Participant such right of deferral altogether, modify the terms of the deferral and/or add such requirements as it deems necessary or advisable to comply with Applicable Law or regulations. If the Administrator permits Participant to elect to defer the proceeds of any vested Restricted Stock Units awarded by this Award Agreement in accordance with this Section 4(c), payment of the deferred vested Restricted Stock Units will be made in accordance with the terms of his or her deferral election.
(iv)Section 409A. It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). However, in no event will the Company or any of its Parent or Subsidiaries have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes, penalties, and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.Forfeiture Upon Termination as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement between Participant and the Company or any of its Subsidiaries or Parents, as applicable, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.
6.Tax Consequences. Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) will be solely responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.
7.Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
8.Tax Obligations
(a)Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal, state, foreign, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares; and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares.
(b)Tax Withholding and Default Method of Tax Withholding. When Shares are issued as payment for vested Restricted Stock Units, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. The minimum amount of Tax Obligations which the Company determines must be withheld with respect to this Award (“Tax Withholding Obligation”) will be satisfied by Shares being sold on Participant’s behalf at the prevailing market price pursuant to such procedures as the Administrator may specify from time to time, including through a broker-assisted arrangement (it being understood that the Shares to be sold must have vested pursuant to the terms of this Award Agreement and the Plan). The proceeds from the sale will be used to satisfy Participant’s Tax Withholding Obligation arising with respect to this Award. In addition to Shares sold to satisfy the Tax Withholding Obligation, additional Shares will be sold to satisfy any associated broker or other fees. Only whole Shares will be sold to satisfy any Tax Withholding Obligation. Any proceeds from the sale of Shares in excess of the Tax Withholding Obligation and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time. By accepting this Award, Participant expressly consents to the sale of Shares to cover the Tax Withholding Obligations (and any associated broker or other fees) and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express written consent.
(c)Administrator Discretion. If the Administrator determines that Participant cannot satisfy Participant’s Tax Withholding Obligation through the default procedure described in Section 8(b) or the Administrator otherwise determines to allow Participant to satisfy Participant’s Tax Withholding Obligation by a method other than through the default procedure set forth in Section 8(b), it may permit or require Participant to satisfy Participant’s Tax Withholding Obligation, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash in U.S. dollars; (ii) electing to have the Company withhold otherwise deliverable Shares having a value equal to the minimum amount statutorily required to be withheld (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences); (iii) having the amount of such Tax Withholding Obligation withheld from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s); (iv) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the minimum amount statutorily required to be withheld (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences); or (v) such other means as the Administrator deems appropriate.
(d)No Representations. Participant has reviewed with his or her own tax advisers the U.S. federal, state, local, and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) will be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.
(e)Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Tax Withholding Obligation. If Participant fails to make satisfactory arrangements for the payment of such Tax Withholding Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Tax Withholding Obligations otherwise become due, Participant will permanently forfeit such Restricted Stock Units to which Participant’s Tax Withholding Obligation relates and any right to receive Shares thereunder and such Restricted Stock Units will be returned to the Company at no cost to the Company.
9.Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation, and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
10.No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
11.Grant is Not Transferable. Except to the limited extent provided in Section 7, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment, or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
12.Nature of Grant. In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees that:
(i)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(ii)all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Administrator;
(iii)Participant is voluntarily participating in the Plan;
(iv)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;
(v)the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-

service payments, bonuses, long-service awards, pension or retirement, or welfare benefits or similar payments;
(vi)the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted;
(vii)for purposes of the Restricted Stock Units, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator will have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Restricted Stock Units grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(viii)unless otherwise provided in the Plan or by the Administrator in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(ix)the following provisions apply only if Participant is providing services outside the United States:
(1)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose;
(2)Participant acknowledges and agrees that no Service Recipient will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement; and
(3)no claim or entitlement to compensation or damages will arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
13.No Advice Regarding Grant. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the Restricted Stock Units. Participant is hereby advised to consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
14.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering, and managing Participant’s participation in the Plan.
Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.
Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent,

Participant understands that he or she may contact his or her local human resources representative.
15.Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Roblox Corporation, 970 Park Place, San Mateo, CA 94403, or at such other address as the Company may hereafter designate in writing.
16.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
17.No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement will not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and will not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
18.Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement will be binding upon Participant and his or her heirs, executors, administrators, successors, and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
19.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification, or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code, and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent, or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent, or approval will have been completed, effected, or obtained free of any conditions not acceptable to the Company (“Legal Clearance”). Participant agrees to cooperate with the Company in any efforts of the Company to achieve Legal Clearance. For the avoidance of doubt, in no event will the Company have any obligation to, nor will it, issue or deliver to Participant any Shares unless the Company has determined, in its discretion, that it has Legal Clearance, including that Participant is not, at the applicable time, (a) an individual restricted from receiving Shares under any applicable trade sanctions laws or regulations (including those maintained by the U.S. Office of Foreign Assets Control (OFAC)) (“Sanctions Laws”), or (b) resident in a country or territory that is comprehensively sanctioned under Sanctions Laws (including at this time Cuba, Iran, North Korea, Syria, prohibited regions of Ukraine currently as Crimea, Donetsk People’s Republic (DNR), or the Luhansk People’s Republic (LNR)), or other restricted countries or territories that the Company otherwise determines in its discretion to be included, whether or not under

Sanctions Laws (including at this time Russia or Belarus) (“Sanctioned Territories”). Subject to the terms of the Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
20.Certain Sanctions Matters. In accepting this Award of Restricted Stock Units, Participant represents and warrants that Participant is not (a) an individual restricted from receiving or owning Shares or other securities of the Company under any applicable Sanctions Laws (“Restricted Individual”), and (b) resident in or otherwise principally located in a Sanctioned Territory and has no intention to become resident in, or otherwise becoming principally located in, any Sanctioned Territory. Participant agrees to provide the Company written notice as soon as practicable (and in any event within five (5) days) if at any time in the future the foregoing representations and warranties become untrue (as if such representations and warranties were made at such future time). Further, Participant agrees that, prior to becoming a Restricted Individual or becoming resident or otherwise principally located in a Sanctioned Territory, Participant (and Participant’s estate) shall sell, transfer, or otherwise dispose of (or cause to occur the sale, transfer, or other disposition) of all Shares or other securities of the Company that Participant (or Participant’s trusts or estate) owns or in which Participant (or Participant’s trusts or estate) has any beneficial interest and otherwise to cooperate with the Company to ensure compliance with all Sanctions Laws.
21.Language. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company, and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Award Agreement.
23.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read, and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended, or terminated by the Administrator at any time.
25.Modifications to the Award Agreement. This Award Agreement along with any Equity Award Policies constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement or any Equity Award Policies as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of Restricted Stock Units.
26.Governing Law; Venue; Severability. This Award Agreement and the Restricted Stock Units are governed by the internal substantive laws, but not the choice of law rules, of California. For purposes of litigating any dispute that arises under these Restricted Stock Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of San Mateo County, California, or the United States federal courts for the Northern District of California, and no other courts, where this Award Agreement is made and/or to be performed. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, this Award Agreement will continue in full force and effect.
27.Entire Agreement. The Plan is incorporated herein by this reference. The Plan, this Award Agreement (including the appendices and exhibits referenced herein) and any Equity Award Policies constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.
28.Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit grant will be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this Award of Restricted Stock Units (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Award Agreement.
*          *          *

ROBLOX CORPORATION

2020 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT
NOTICE OF RESTRICTED STOCK UNIT GRANT
Unless otherwise defined herein, the terms defined in the Roblox Corporation 2020 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Agreement which includes the Notice of Restricted Stock Unit Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (the “Award Agreement”).
Name: _______________________________
Address: ______________________________
The undersigned Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan, this Award Agreement and any policies of the Company relating to equity awards, as may be amended from time to time (“Equity Award Policies”), as follows:
Grant Number:                ______________________________
Date of Grant:                    ______________________________
Vesting Commencement Date:        ______________________________
Total Number of Shares Subject to
Restricted Stock Units:            ______________________________
Vesting Schedule:
Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Units will be scheduled to vest in accordance with the following schedule:
[Insert Vesting Schedule]
In the event of cessation of Participant’s status as a Service Provider for any or no reason before Participant vests in the Restricted Stock Units, the Restricted Stock Units and Participant’s right to acquire any Shares hereunder will terminate immediately, unless specifically provided otherwise in this Award Agreement or other written agreement between Participant and the Company or any of its Subsidiaries or Parents, as applicable.
By Participant’s signature and the signature of the representative of Roblox Corporation (the “Company”) below, Participant and the Company agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan, this Award Agreement and any Equity Award Policies, including the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto, all of which are made a part of this document. Participant acknowledges receipt of a copy of the Plan. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement, and fully understands all provisions of the Plan and this Award Agreement. Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan, this Award Agreement and any Equity Award Policies. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT        ROBLOX CORPORATION

Signature        Signature

Print Name        Print Name

            Title
Address:

EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT
1.Grant of Restricted Stock Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Unit Grant of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Restricted Stock Units, and subject to the terms and conditions of this Award Agreement, any Equity Award Policies and the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan will prevail.
2.Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant, subject to Participant continuing to be a Service Provider through each applicable vesting date. Notwithstanding the foregoing, the Restricted Stock Units awarded by this Award Agreement will be subject to any Equity Award Policies, including, but not limited to, the Company’s Part-Time Service Provider Equity Compensation Policy, as may be amended from time to time.
4.Payment after Vesting.
(a)General Rule. Subject to the other terms of this Award Agreement, including those of Section 4(c), Section 8 and Section 19, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of Section 4(b) and Section 4(c), such vested Restricted Stock Units will be paid in whole Shares as soon as practicable after vesting, but in each such case within sixty (60) days following the vesting date. Subject to the provisions of Section 4(c), in no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.
(b)Acceleration and Deferrals.
(i)Discretionary Acceleration. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator. If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 4(b) will in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(ii)Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant), if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the cessation of Participant’s status as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the

Administrator), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following the cessation of Participant’s status as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of cessation of Participant’s status as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.
(c)Deferrals. If the Administrator determines to allow Participant to elect to defer the issuance of any Shares that are otherwise deliverable with respect to any vested Restricted Stock Units awarded by this Award Agreement, Participant may do so upon such terms and conditions as may be determined by the Administrator in its sole discretion, subject to the Administrator’s determination that such right of deferral or any term thereof complies with Applicable Laws or regulations in effect from time to time, including, but not limited to, Section 409A. In the event of the Administrator’s determination otherwise, the Administrator may, in its discretion, deny Participant such right of deferral altogether, modify the terms of the deferral and/or add such requirements as it deems necessary or advisable to comply with Applicable Law or regulations. If the Administrator permits Participant to elect to defer the proceeds of any vested Restricted Stock Units awarded by this Award Agreement in accordance with this Section 4(c), payment of the deferred vested Restricted Stock Units will be made in accordance with the terms of his or her deferral election.
(d)Section 409A. It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). However, in no event will the Company or any of its Parent or Subsidiaries have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes, penalties, and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.Forfeiture Upon Termination as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement between Participant and the Company or any of its Subsidiaries or Parents, as applicable, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.
6.Tax Consequences. Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) will be solely responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.
7.Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
8.Tax Obligations
(a)Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal, state, foreign, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares; and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares.
(b)Tax Withholding and Default Method of Tax Withholding. When Shares are issued as payment for vested Restricted Stock Units, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. The minimum amount of Tax Obligations which the Company determines must be withheld with respect to this Award (“Tax Withholding Obligation”) will be satisfied by Shares being sold on Participant’s behalf at the prevailing market price pursuant to such procedures as the Administrator may specify from time to time, including through a broker-assisted arrangement (it being understood that the Shares to be sold must have vested pursuant to the terms of this Award Agreement and the Plan). The proceeds from the sale will be used to satisfy Participant’s Tax Withholding Obligation arising with respect to this Award. In addition to Shares sold to satisfy the Tax Withholding Obligation, additional Shares will be sold to satisfy any associated broker or other fees. Only whole Shares will be sold to satisfy any Tax Withholding Obligation. Any proceeds from the sale of Shares in excess of the Tax Withholding Obligation and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time. By accepting this Award, Participant expressly consents to the sale of Shares to cover the Tax Withholding Obligations (and any associated broker or other fees) and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express written consent.

(c)Administrator Discretion. If the Administrator determines that Participant cannot satisfy Participant’s Tax Withholding Obligation through the default procedure described in Section 8(b) or the Administrator otherwise determines to allow Participant to satisfy Participant’s Tax Withholding Obligation by a method other than through the default procedure set forth in Section 8(b), it may permit or require Participant to satisfy Participant’s Tax Withholding Obligation, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash in U.S. dollars; (ii) electing to have the Company withhold otherwise deliverable Shares having a value equal to the minimum amount statutorily required to be withheld (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences); (iii) having the amount of such Tax Withholding Obligation withheld from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s); (iv) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the minimum amount statutorily required to be withheld (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences); or (v) such other means as the Administrator deems appropriate.
(d)No Representations. Participant has reviewed with his or her own tax advisers the U.S. federal, state, local, and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) will be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.
(e)Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Tax Withholding Obligation. If Participant fails to make satisfactory arrangements for the payment of such Tax Withholding Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Tax Withholding Obligations otherwise become due, Participant will permanently forfeit such Restricted Stock Units to which Participant’s Tax Withholding Obligation relates and any right to receive Shares thereunder and such Restricted Stock Units will be returned to the Company at no cost to the Company.
9.Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation, and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
10.No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A

SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
11.Grant is Not Transferable. Except to the limited extent provided in Section 7, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment, or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
12.Nature of Grant. In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees that:
(a)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(b)all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Administrator;
(c)Participant is voluntarily participating in the Plan;
(d)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;
(e)the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement, or welfare benefits or similar payments;
(f)the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted;
(g)for purposes of the Restricted Stock Units, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator will have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Restricted

Stock Units grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(h)unless otherwise provided in the Plan or by the Administrator in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(i)the following provisions apply only if Participant is providing services outside the United States:
(i)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose;
(ii)Participant acknowledges and agrees that no Service Recipient will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement; and
(iii)no claim or entitlement to compensation or damages will arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
13.No Advice Regarding Grant. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the Restricted Stock Units. Participant is hereby advised to consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
14.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering, and managing Participant’s participation in the Plan.
Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.
15.Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Roblox Corporation, 970 Park Place, San Mateo, CA 94403, or at such other address as the Company may hereafter designate in writing.
16.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
17.No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement will not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and will not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
18.Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement will be binding upon Participant and his or her heirs, executors, administrators, successors, and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.

19.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification, or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code, and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent, or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent, or approval will have been completed, effected, or obtained free of any conditions not acceptable to the Company (“Legal Clearance”). Participant agrees to cooperate with the Company in any efforts of the Company to achieve Legal Clearance. For the avoidance of doubt, in no event will the Company have any obligation to, nor will it, issue or deliver to Participant any Shares unless the Company has determined, in its discretion, that it has Legal Clearance, including that Participant is not, at the applicable time, (a) an individual restricted from receiving Shares under any applicable trade sanctions laws or regulations (including those maintained by the U.S. Office of Foreign Assets Control (OFAC)) (“Sanctions Laws”), or (b) resident in a country or territory that is comprehensively sanctioned under Sanctions Laws (including at this time Cuba, Iran, North Korea, Syria, prohibited regions of Ukraine currently as Crimea, Donetsk People’s Republic (DNR), or the Luhansk People’s Republic (LNR)), or other restricted countries or territories that the Company otherwise determines in its discretion to be included, whether or not under Sanctions Laws (including at this time Russia or Belarus) (“Sanctioned Territories”). Subject to the terms of the Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
20.Certain Sanctions Matters. In accepting this Award of Restricted Stock Units, Participant represents and warrants that Participant is not (a) an individual restricted from receiving or owning Shares or other securities of the Company under any applicable Sanctions Laws (“Restricted Individual”), and (b) resident in or otherwise principally located in a Sanctioned Territory and has no intention to become resident in, or otherwise becoming principally located in, any Sanctioned Territory. Participant agrees to provide the Company written notice as soon as practicable (and in any event within five (5) days) if at any time in the future the foregoing representations and warranties become untrue (as if such representations and warranties were made at such future time). Further, Participant agrees that, prior to becoming a Restricted Individual or becoming resident or otherwise principally located in a Sanctioned Territory, Participant (and Participant’s estate) shall sell, transfer, or otherwise dispose of (or cause to occur the sale, transfer, or other disposition) of all Shares or other securities of the Company that Participant (or Participant’s trusts or estate) owns or in which Participant (or Participant’s trusts or estate) has any beneficial interest and otherwise to cooperate with the Company to ensure compliance with all Sanctions Laws.
21.Language. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company, and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Award Agreement.
23.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read, and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended, or terminated by the Administrator at any time.
25.Modifications to the Award Agreement. This Award Agreement along with any Equity Award Policies constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement or any Equity Award Policies as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of Restricted Stock Units.
26.Governing Law; Venue; Severability. This Award Agreement and the Restricted Stock Units are governed by the internal substantive laws, but not the choice of law rules, of California. For purposes of litigating any dispute that arises under these Restricted Stock Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of San Mateo County, California, or the United States federal courts for the Northern District of California, and no other courts, where this Award Agreement is made and/or to be performed. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, this Award Agreement will continue in full force and effect.
27.Entire Agreement. The Plan is incorporated herein by this reference. The Plan, this Award Agreement (including the appendices and exhibits referenced herein) and any Equity Award Policies constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.
28.Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit grant will be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this Award of Restricted Stock Units (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Award Agreement.
*          *          *

ROBLOX CORPORATION
2020 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
COUNTRY ADDENDUM

Terms and Conditions
This Country Addendum includes additional terms and conditions that govern the Award of Restricted Stock Units granted pursuant to the terms and conditions of the Roblox Corporation 2020 Equity Incentive Plan (the “Plan”) and the Award Agreement to which this Country Addendum is attached to the extent the individual to whom the Restricted Stock Units were granted (“Participant”) resides in one of the countries listed below.
Notifications
This Country Addendum also includes information regarding securities laws, exchange controls and certain other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of March 2021. Such laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum or any tax summaries provided by the Company as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vest in or receives or sells the Shares covered by the Restricted Stock Units.
In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws of Participant’s country may apply to his or her situation.
Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is working or transfers to another country after the grant of the Restricted Stock Units, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant in the same manner. In addition, the Company, in its discretion, will determine the extent to which the terms and conditions contained herein will apply to Participant under these circumstances.

Participant acknowledges that Participant has been advised to seek appropriate professional advice as to how the relevant exchange control and tax laws in Participant’s country may apply to his or her individual situation.

I.GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN ALL COUNTRIES OTHER THAN THE UNITED STATES
1.Foreign Exchange Considerations. Participant understands and agrees that neither the Company nor any Parent, Subsidiary or affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units, or of any amounts due to Participant under the Plan or as a result of the vesting of the Restricted Stock Units and/or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that Participant will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Restricted Stock Units and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
2.Nature of Grant. In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees that:
(a)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(b)all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Administrator;
(c)Participant is voluntarily participating in the Plan;
(d)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;
(e)the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for any purpose including calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement, or welfare benefits or similar payments;
(f)the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted;
(g)for purposes of the Restricted Stock Units, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent, Subsidiary or affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g.,

Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator will have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Restricted Stock Units grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(h)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose; and
(i)no claim or entitlement to compensation or damages will arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
3.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering, and managing Participant’s participation in the Plan.
Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.
Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the Company’s current third-party stock plan service provider is Solium Capital LLC and Morgan Stanley Smith Barney LLC (Shareworks). Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different, including less stringent, data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.
4.Language. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

II.    COUNTRY SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS WHO PROVIDE SERVICES IN THE IDENTIFIED COUNTRIES
Australia
Deferral of Tax Payable.
Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies to all Restricted Stock Units issued under the Award Agreement to Australian Participants.
Data Privacy.
Participant acknowledges and agrees that if the Company or its affiliates, Parent, and Subsidiaries discloses any personal information about Participant to a recipient outside of Australia then the Company, and its affiliates, Parent and Subsidiaries will not be: (a) required by law to take steps to ensure that the recipient complied with the Australian Privacy Principles; or (b) responsible for any breaches of the Australian Privacy Principles by the recipient, in respect of that information.
Exchange Control Notification.
Exchange control reporting is required for cash transactions exceeding A$10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on Participant’s behalf.
Belgium
Foreign Asset Reporting.
Belgian residents are required to report any securities held (including Shares) or bank accounts opened outside Belgium (e.g., any brokerage account opened in connection with the Plan) in their annual tax return. Furthermore, Belgian residents also will be required to provide a central contact point of the National Bank of Belgium with the account number of those foreign bank accounts, the name of the bank with which the accounts were opened and the country in which they were opened in a separate report. This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under the Kredietcentrales / Centrales des credits caption.
Canada
Nature of Grant.
Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Restricted Stock Units are related to future services to be performed and are not a bonus or compensation for past services.
Termination of Employment
Notwithstanding anything to the contrary herein, if applicable legislation requires continued vesting during a statutory notice period following notice of termination, Participant’s right to vest will expire upon the end of the statutory notice period. Participant will not be entitled to prorated vesting after the end of the statutory notice period or compensation or damages for lost vesting.

Foreign Asset Reporting.
Foreign property (including Shares of the Company’s common stock acquired under the Plan) held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total cost of such foreign property exceeds C$100,000 at any time during the year. Foreign property includes shares of common stock acquired under the Plan. Participant should speak with a personal tax advisor to determine the scope of foreign property that must be considered for purposes of this requirement.
The following provisions apply if Participant resides in Quebec:
Language Consent.
The parties acknowledge that it is their express wish that the Plan and Award Agreement, as well as all addenda, documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Consentement relatif à la langue utilisée.
Les parties reconnaissent avoir exigé la rédaction en anglais de cette plan et convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaries intentées, directement ou indirectement, relativement à ou suite à la présente plan.
Data Privacy.
Participant hereby authorizes the Company and the Company’s representatives to discuss and obtain all relevant information from all personnel, professional or non-professional, involved in the administration of the Plan. Participant further authorizes the Company, the Employer and/or any other Subsidiary or Affiliate to disclose and discuss such information with their advisors. Participant also authorizes the Company, the Employer and/or any other Subsidiary or Affiliate to record such information and to keep such information in Participant’s employment file. Participant acknowledges and agrees that Participant’s personal information, including any sensitive personal information, may be transferred or disclosed outside the province of Quebec, including to the U.S. If applicable, Participant also acknowledges and authorizes the Company, its Affiliates, and the Company’s designated broker to use technology for profiling purposes and to make automated decisions that may have an impact on Participant or the administration of the Plan.
Chile
Securities Notification.
Neither the Company, the Plan nor the Shares offered under the Plan have been registered in the Registro de Valores (Securities Registry) or in the Registro de Valores Extranjeros (Foreign Securities Registry) maintained by the Chilean Commission for the Financial Market (“CMF”) and they are not subject to the control of the CMF.  The offering is ruled by number 2 of Norma de Carácter General 345 issued by the CMF (“General Regulation 345”). As the Shares are not registered, the Company has no obligation under Chilean law to deliver public information regarding the Shares in Chile. The Shares cannot be publicly offered in Chile unless they are registered in the corresponding securities registry of the CMF or they comply with General Regulation 345 of the CMF. The commencement date of the offer is the Date of Grant indicated in the beginning of this Award Agreement.

La Compañía y las acciones de la Empresa (las “Acciones”) no han sido registradas en el Registro de Valores o en el Registro de Valores Extranjeros que lleva la Comisión para el Mercado Financiero de Chile (“CMF”). Esta oferta se acoge al numeral 2 de la Norma de Carácter General 345 de la CMF. Por tratarse de valores no inscritos, la Compañía no tiene obligación bajo la ley chilena de entregar en Chile información pública acerca de las Acciones. Las Acciones no pueden ser ofrecidas públicamente en Chile en tanto éstas no se inscriban en el Registro de Valores de la CMF correspondiente o cumplan las condiciones establecidas en la Norma de Carácter General 345 de la CMF. La fecha de inicio de la presente oferta es la indicada en la portada de este documento como “the Date of Grant”.
Foreign Asset Reporting.
Participants who are domiciled or residing in Chile, must report to the Central Bank of Chile that, under the Award Agreement, he or she has acquired shares abroad but only if the shares are worth more than US$10,000 or its equivalent in other foreign currency.
If Participant has off-shore investments, including Shares acquired from the Plan, exceeding US$5,000,000, Participant must file Annexes 3.1 and 3.2 of Chapter XII of the Manual (also available at www.bcentral.cl) with the Central Bank of Chile within the 45-day period following the end of March, June and September of each year and within a 60-day period after December 31 of each year. It is Participant’s responsibility to make this filing and failure complete such filings on time may result in the imposition of fines.
If Participant is domiciled in Chile, any payment or remittance of foreign currency into Chile (e.g. proceeds from the sale of Shares, payment of dividends) arising from foreign investments maintained abroad must be carried out through a Formal Exchange Market Entity (“EMCF”: banks and other authorized entities). Participant must report the details of any such remittance to the commercial bank involved (or other EMCF).
Tax Reporting and Registration Information.
In order to receive credit in Chile for any tax paid abroad on any dividends received pursuant to the Shares, Participant must register the Shares received upon vesting of the Restricted Stock Units with the Registry of Foreign Investments (Registro de Inversiones en el Extranjero) kept by the Chilean Internal Revenue Services (the “CIRS”). Participant should consult with his or her personal legal and tax advisor about the tax consequences derived from the Plan, about how to register the Shares with the CIRS and about the obligation to file any tax affidavits that may be required from time to time by the CIRS in connection with participation in the Plan, investment in Shares, their disposition or any dividends received in connection therewith.
Data Privacy Translation.
The following is a Spanish translation of Section I.3 of this Country Addendum:
Protección de datos. Por el presente, el Participante consiente de manera explícita e inequívoca a la recolección, uso y transferencia, en forma electrónica o de otra forma, de los datos personales del Participante según se describe en este Acuerdo de Adjudicación (Award Agreement) y cualquier otra Unidad de Acciones Restringidas (Restricted Stock Unit) por y entre, según sea aplicable, los Destinatarios del Servicio (Service Recipients) con el propósito exclusivo de implementar, administrar y gestionar la participación del Participante en el Plan.
El Participante entiende que la Compañía y el Destinatario del Servicio pueden tener cierta información personal sobre el Participante, incluyendo, pero sin limitarse a, el nombre del Participante, su domicilio y número telefónico, su fecha de nacimiento, su número de seguro social u otro número de identificación, su salario, su nacionalidad, su puesto de trabajo, cualquier Acción o cargo directivo que tenga en la Compañía, detalles de todas las Unidades de Acciones Restringidas o cualquier otro derecho a Acciones adjudicadas, canceladas, ejercidas, adquiridas, no adquiridas o pendientes a favor del Participante ("Datos"), con el propósito exclusivo de implementar, administrar y gestionar el Plan.
El Participante entiende que los Datos pueden transferirse a un proveedor de servicios de planes de acciones, según sea seleccionado por la Compañía en el futuro, que ayude a la Compañía en la implementación, administración y gestión del Plan. El Participante entiende que el actual proveedor de servicios de planes de acciones de la Compañía es Shareworks ]. El Participante entiende que los receptores de los Datos pueden estar ubicados en Estados Unidos o en otro lugar, y que el país de operación de los receptores (por ejemplo, los Estados Unidos) puede tener leyes y protecciones de privacidad menos estrictas que las del país del Participante. El Participante entiende que, si reside fuera de los Estados Unidos, podrá solicitar una lista con los nombres y direcciones de los posibles receptores de Datos contactando a su representante local de recursos humanos. El Participante autoriza a la Compañía; a cualquier proveedor de servicios de planes de acciones seleccionado por la Compañía; y a cualquier otro posible receptor que pueda ayudar a la Compañía (en la actualidad o en el futuro) a implementar, administrar y gestionar el Plan; a recibir, poseer, utilizar, retener y transferir los Datos, en forma electrónica o de otro tipo, con el único propósito de implementar, administrar y gestionar su participación en el Plan. El Participante entiende que los Datos se conservarán únicamente durante el tiempo que sea necesario para implementar, administrar y gestionar la participación del Participante en el Plan. El participante entiende que, si reside fuera de los Estados Unidos, podrá, en cualquier momento, ver los Datos, solicitar información adicional sobre el almacenamiento y tratamiento de los Datos, exigir las modificaciones necesarias a los Datos o rechazar o retirar los consentimientos aquí expresados, en cualquier caso sin costo alguno, poniéndose en contacto por escrito con su representante local de recursos humanos. Además, el Participante entiende que presta los consentimientos aquí expresados de manera puramente voluntaria. Si el Participante no da su consentimiento, o si el Participante posteriormente trata de revocar su consentimiento, su condición de Proveedor de Servicios y su carrera con el Destinatario del Servicio no se verán afectadas negativamente. La única consecuencia adversa de rechazar o retirar el consentimiento del Participante es que la Compañía no podrá otorgar al Participante Unidades de Acciones Restringidas u otros premios en acciones, o administrarlos o mantenerlos. Por lo tanto, el Participante entiende que el rechazo o retiro de su consentimiento podría afectar su capacidad de participar en el Plan. Para más información sobre las consecuencias de la negativa del Participante a dar su consentimiento o de retirarlo, el Participante comprende que podrá comunicarse con su representante local de recursos humanos.
China
Terms and Conditions
Unless otherwise agreed by the Company, the Company will not grant an Award of Restricted Stock Units until and unless all necessary exchange control and other approvals from the State Administration of Foreign Exchange (the “SAFE”) of the People’s Republic of China (“PRC”) or its local counterpart have been received for the Plan.
Participant must sell, transfer or otherwise dispose of the Shares acquired under the Restricted Stock Units in such manner and subject to such terms and conditions as the Company determines within such period as the Company may designate from time to time to comply with applicable laws.

Subject to the SAFE approval and its requirement in practice (if applicable), proceeds from sale of Shares acquired under the Restricted Stock Units may be paid to Participant in either U.S. dollars or local currency, in the sole discretion of the Company or any Parent, Subsidiary or affiliate, including the Employer. Participant understands and agrees that there will be a delay between the date the Shares are sold and the date the cash proceeds are distributed to Participant and that the Company is not responsible for any currency fluctuation that may occur between the date the Shares are sold and the date the cash proceeds are distributed to Participant. Participant agrees to sign any agreements, forms and/or consents that may be requested by the Company, any Parent, Subsidiary or affiliate, including the Employer, or the designated broker to effectuate any of the remittances, transfers, conversions or other processes relating to the proceeds. The Company reserves the right to provide additional methods of exercise in light of future developments of local law in the PRC or any practical requirement of SAFE.
In the event of cessation of Participant’s status as a Service Provider for any reason or no reason, (1) the then-unvested portion of the Award of Restricted Stock Units will be forfeited unless otherwise agreed by the Company, and (2) the Shares acquired under the vested Restricted Stock Units must be sold by the earlier of the 90th calendar day after the Termination Date or the last day of the quarterly open trading window immediately following the Termination Date. If the Participant fails to comply with the above requirement for any reason, the Participant hereby agrees that the Company is authorized to instruct the designated broker to arrange for the mandatory sale of such Shares on the Participant’s behalf pursuant to this authorization and the Participant expressly authorizes the designated broker to complete the sale of such Shares. The Participant acknowledges that the designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to arrange for payment to the Participant of the cash proceeds from the sale of the Shares, less any brokerage fees, commissions and any or all taxes required by law in connection with the sale of Shares or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant.
For the purposes of this Terms and Conditions, the Termination Date shall be the last day that the Participant provides services as a Service Provider of the Company or any Parent, Subsidiary or affiliate, including the Employer, whether such day is selected by agreement with the Participant or unilaterally by the Company or any Parent, Subsidiary or affiliate and whether with or without advance notice. For the avoidance of doubt, no period of notice that is given or that ought to have been given under applicable law in respect of such termination will be utilized in determining entitlement under the Plan or this Agreement. Any action by the Company or any Parent, Subsidiary or affiliate, including the Employer, taken in accordance with the terms of the Plan or this Agreement as set out aforesaid shall be deemed to fully and completely satisfy any liability or obligation of the Company or any Parent, Subsidiary or affiliate, including the Employer, to the Participant in respect of the Plan or this Agreement arising from or in connection with such termination, including in respect of any period of notice given or that ought to have been given under applicable law in respect of such termination.
Transfer and/or Disposition of Shares. In the event Shares acquired under the vested Restricted Stock Units are not sold immediately upon vest, the Company may require Participant to hold acquired Shares with an escrow agent designated by the Company and/or require Participant to transfer or sell the Shares pursuant to such policies and procedures as the Company deems appropriate from time to time. The Company may require that all proceeds received from the Shares be remitted to the PRC if the Company deems such action is necessary or appropriate to comply with applicable law.
Exchange Controls

Following the sale of Shares, Participant must comply with any exchange-control repatriation requirements. If Participant resides in the PRC, Participant may be required to repatriate to the PRC all proceeds due to Participant under the Plan, and such repatriation may need to be affected through a special exchange-control account established by the Company or a Parent, Subsidiary or affiliate in the PRC. In such circumstances, Participant agrees that the proceeds of the sale of Shares may be transferred to such special account prior to being delivered to Participant. Participant also understands that the Company will arrange for the delivery of the proceeds to the Participant as soon as practicable, but there may be delays in distributing the funds to the Participant due to exchange-control requirements in the PRC. If the proceeds are paid to the Participant in local currency, the Company is under no obligation to secure any particular exchange conversion rate and the Company may face delays in converting the proceeds to local currency due to exchange control restrictions. The Participant further agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China. Participant further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with PRC exchange control requirements.
Tax Matters
The Participant understands and agrees that, under applicable laws, the Company or any Parent, Subsidiary or affiliate, including the Employer, may withhold any brokerage fees, commissions and any or all taxes required by law in connection with the grant of Restricted Stock Units, the vest of Restricted Stock Units, sale of Shares or other tax-related items related to the Participant’s participation in the Plan. Subject to any applicable legal conditions or restrictions, the Company is entitled to sell Shares otherwise issuable on Participant’s behalf at the prevailing market price pursuant to such procedures as the Administrator may specify from time to time, including through a broker-assisted arrangement (it being understood that the Shares to be sold must have vested pursuant to the terms of this Award Agreement and the Plan). The proceeds from the sale will be used to satisfy Participant’s brokerage fees, commissions and taxes arising in connection with the vesting of the Restricted Stock Units; provided that the foregoing is at such time permitted under the terms of the agreements governing any indebtedness to which the Company or any Parent, Subsidiary or affiliate, including the Employer, may be a party. Only whole Shares will be sold to satisfy any of the foregoing obligations. Any adverse consequences to the Participant arising in connection with the Shares withholding procedure set forth in the preceding sentence shall be the sole responsibility of the Participant. Participant understands and agrees that the tax-related items with respect to the vest of Restricted Stock Units and the sale of Shares may be taken by the Employer from Participant’s salary or other cash compensation.
Non-transferability
The Awards of Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered by the Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution.

Croatia
Exchange Control Information.

Participant must report any foreign investments (including Shares acquired under the Plan) to the Croatian National Bank for statistical purposes and must obtain the prior approval of the Croatian National Bank for bank accounts opened abroad.

Denmark

Securities Notification.
By accepting the Restricted Stock Units, Participant acknowledges having received an Employer Statement translated into Danish, which is being provided to comply with the  Danish Act on the Use of Rights to Purchase or Subscribe for Shares etc. in Employment Relationships (the “Act”) and is attached hereto as Appendix A.
Foreign Asset Reporting.
The establishment of an account holding the shares or an account holding cash outside Denmark must be reported to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank.
Securities/Tax Reporting Notice
Participant must report the foreign bank/broker accounts and their deposits, and Shares held in a foreign bank or broker in Participant’s tax return under the section on foreign affairs and income.
Germany
Tax Indemnity.
Participant agrees to indemnify the Company, any Subsidiary and Participant’s employing company, if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes in any jurisdiction, including but not limited to wage tax, solidarity surcharge, church tax or social security contributions) that is attributable to (1) the grant or vesting of, or any benefit Participant derives from, the Restricted Stock Units, (2) the acquisition of Shares on settlement of the Restricted Stock Units, or (3) the disposal of any Shares.
Exchange Control Information.
Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If Participant uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of Shares acquired under the Plan, the bank will make the report on Participant’s behalf.  In addition, Participant must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis. Finally, Participant must report on an annual basis if he or she holds Shares that exceed 10% of the total voting capital of the Company.
India
Exchange Control Information.
Indian residents are required to repatriate any cash dividends paid on Shares acquired under the Plan and the proceeds from the sale of Shares acquired under the Plan within specified timeframes, as may be required under applicable regulations. Participant must retain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Employer requests proof of repatriation. It is the Participant’s responsibility to comply with these requirements. Neither the Company nor the

Employer will be liable for any fines or penalties resulting from your failure to comply with any applicable laws.
Foreign Asset Reporting.
Indian residents are required to declare any foreign bank accounts and any foreign financial assets (including Shares held outside of India) in their annual tax returns. Participants are responsible for complying with this reporting obligation and should consult with their personal tax advisor to determine their personal reporting obligations.
Italy
Foreign Asset Reporting.
Italian residents are required to declare any foreign bank accounts and any foreign financial assets (including Shares held outside of Italy) in their annual tax returns. The fair market value of Shares acquired under the Plan held outside of Italy by Italian residents may be subject to a foreign financial asset tax at an annual rate of 2 per thousand (0.2%). Participants are responsible for complying with this reporting obligation and should consult with their personal tax advisor to determine their personal reporting and foreign financial asset tax obligations.
Japan
Foreign Asset Reporting.
Japanese residents and foreign nationals with permanent residency in Japan are required to report details of any assets held outside Japan as of December 31 (including Shares acquired under the Plan), to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15 each year. Participants should consult with their personal tax advisor to ensure compliance with applicable reporting obligations.
Latvia
Consult your tax advisor as to tax treatment, tax rate and your obligations upon vesting of Restricted Stock Units.
Netherlands
Securities Notification.
By accepting the Restricted Stock Units, Participant acknowledges that it is Participant’s responsibility to be aware of the Dutch insider trading rules, which may affect the sale of Shares that Participant acquires upon vesting of the Restricted Stock Units. In particular, Participant understands and acknowledges that (i) Participant has reviewed the summary of the Dutch insider trading rules below and (ii) Participant may be prohibited from effecting certain transactions in Shares if Participant has insider information regarding the Company. Participant acknowledges and understands that Participant has been advised to read the discussion carefully to determine whether the insider rules could apply to Participant. If Participant is uncertain whether the insider rules apply to Participant or his or her situation, Participant acknowledges that the Company recommends that Participant consult with a legal advisor. Participant acknowledges and agrees that the Company cannot be held liable if Participant violates the Dutch insider trading rules. Participant acknowledges and agrees that Participant is responsible for ensuring his or her own compliance with these rules.

Summary of Dutch Prohibition Against Insider Trading
Dutch securities laws prohibit insider trading. The regulations are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information, see the website of the Authority for the Financial Markets (AFM); http://www.afm.nl/~/media/Files/brochures/2012/insider-dealing.ashx.
New Zealand
Securities Notification.
Participant is being offered Restricted Stock Units to be settled in the form of Shares of the Company’s common stock. If the Company runs into financial difficulties and is wound up, Participant may lose some or all Participant’s investment. New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, Participant may not be given all the information usually required. Participant will also have fewer other legal protections for this investment. Participant understands that Participant should ask questions, read all documents carefully and seek independent financial advice before participating in the Plan. In compliance with New Zealand securities law, you are hereby notified that the Plan documents are available upon request to the Company at equity@roblox.com.
Poland
Foreign Asset Reporting
Polish residents holding foreign securities and maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances regarding such securities and cash deposited into such accounts if the value of any transactions or balances exceeds PLN 7 million (approximately USD 1.8 million) or if the resident holds ten percent (10%) or more of total outstanding securities based on voting rights. If required, the reports must be filed on a quarterly basis on special forms available on the website of the National Bank of Poland. Participants should consult with their personal tax advisor to determine whether they will be required to submit reports to the National Bank of Poland.

Exchange Control Information.
Polish residents are also required to transfer funds (including funds received upon a sale of foreign securities) through a bank account or payment institution in Poland if the transferred amount in any single transaction exceeds €15,000. Further, upon the request of a Polish bank, Polish residents are required to inform the bank about all foreign exchange transactions performed through such bank. In addition, Polish residents are required to store documents connected with any foreign exchange transaction for a period of five (5) years from the end of the year in which such transaction was made. Penalties may apply for failure to comply with exchange control requirements.
Serbia
Foreign Asset Reporting.

Pursuant to the Law on Foreign Exchange Transactions, Participant is permitted to acquire Shares under the Plan, but a report may need to be made to the National Bank of Serbia of the acquisition of such Shares, the value of the Shares at vesting, and, on a quarterly basis, any changes in the value of the Shares. Participants should consult with their personal tax advisor to determine whether they will be required to submit reports to the National Bank of Serbia.

South Korea
Foreign Asset Reporting.
Tax residents of South Korea must report any foreign bank and financial accounts, including foreign brokerage accounts, to the Korean tax authority and file a report with respect to such accounts if the total value of all the accounts exceeds KWR 500 million (or an equivalent amount in foreign currency) at the end of any month during the calendar year.
Exchange Control Information.
If Participant receives proceeds from the sale of Shares in an amount greater than USD 50,000 in a single day, Participant must give the foreign exchange bank a written explanation for the payment.
Participant may be required to obtain the approval of the Bank of Korea in order to acquire Shares under the Plan.
Spain
Exchange Control Information.
The acquisition, ownership and sale of Shares under the Plan must be declared to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), which is a department of the Ministry of Industry, Trade and Tourism. Participant must also declare ownership of any Shares by filing a Form D-6 with the Directorate of Foreign Transactions each January while the Shares are owned. In addition, the sale of Shares must also be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (currently €1,502,530) (or Participant holds 10% or more of the share capital of the Company or such other amount that would entitle Participant to join the Company’s Board of Directors), in which case, the filing is due within one month after the sale.
When receiving foreign currency payments derived from the ownership of Shares (e.g., sale proceeds) exceeding €50,000, Participant may need to inform the financial institution receiving the payment of the basis upon which such payment is made. Participant may need to provide the institution with the following information: (i) Participant’s name, address, and tax identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment; the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) any further information that may be required.
Spanish residents are required to declare electronically to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including any Shares acquired under the Plan) and any transactions with non-Spanish residents (including any payments of Shares made to Participant by the Company or through a U.S. brokerage account) if the value of the transactions for all such accounts during the prior year or the balances in such accounts as of December 31 of the prior year exceeds €1,000,000.
Sweden
No country-specific provisions.
Switzerland
No country-specific provisions.
Taiwan
Exchange Control Information.
Participant may acquire and remit foreign currency (including proceeds from the sale of Shares) into and out of Taiwan up to TWD 5,000,000 (approximately USD 179,372) per year. If the transaction amount is TWD 500,000 (approximately USD 17,937) or more in a single transaction, Participant must submit a foreign exchange transaction form and also provide supporting documentation to the satisfaction of the remitting bank. Participants should consult with their personal advisor to ensure compliance with applicable exchange control laws in Taiwan.
Ukraine
Immediate Sale.
The Company reserves the right to (i) require that Participant sell all Shares underlying the Award, either immediately upon receipt of such Shares or upon termination of Participant’s service, or (ii) settle the Award in cash, if it determines it is necessary or advisable to do so due to regulatory requirements and/or restrictions in Ukraine. If the Award is settled in cash, the amount of the cash payment shall be based on the fair market value of the Shares.
Exchange Control Information.
Participant may acquire foreign shares in an amount not exceeding EUR 100,000 (approximately USD 113,164) per year. If Participant receives proceeds from the sale of Shares acquired under the Plan into a bank account in Ukraine, Participant may be required to provide the Ukrainian bank with appropriate documentation explain the source of the funds. Participants should consult with their personal advisor to ensure compliance with applicable exchange control laws in Taiwan.
United Arab Emirates
Securities Notification.
The Restricted Stock Units granted under the Plan are being offered only to select Employees and Consultants of the Company and its Subsidiaries or Parents or the Employer. Any documents related to the Restricted Stock Units, including the Plan, the Award Agreement, Notice of Grant, and any other grant documents (“Grant Documents”), are intended for distribution only to such Participants and must not be delivered to, or relied on by, any other person. The information contained in these Grant Documents does not constitute an offer of securities registered under the laws of the United Arab Emirates (“UAE”) relating to funds, investments or otherwise. These

Grant Documents (a) do not constitute a public offer, or an advertisement or solicitation to the general public; and (b) are intended only for the original recipients hereof to whom these documents are personally provided and may not be reproduced or used for any other purpose. The Plan is not offered or intended to be sold directly or indirectly to the public in the UAE.
The UAE securities or financial/economic authorities have no responsibility for reviewing or verifying any Grant Documents and have not approved the Grant Documents nor taken steps to verify the information set out in them, and thus, are not responsible for their content.
Participant is aware that Participant should, as a prospective stockholder, conduct his or her own due diligence on the securities. Participant acknowledges that if he or she does not understand the contents of the Grant Documents, Participant should consult an authorized financial advisor.

United Kingdom
No country-specific provisions.

APPENDIX A
SPECIAL NOTICE FOR EMPLOYEES IN DENMARK
EMPLOYER STATEMENT
RESTRICTED STOCK UNIT GRANT ON [GRANT DATE]

Pursuant to section 3(1) of the Danish Act on the Use of Rights to Purchase or Subscribe for Shares etc. in Employment Relationships, as amended as of January 1, 2019 (the “Stock Option Act”), you are entitled to receive the following information regarding the grant of Restricted Stock Units (“RSUs”) by Roblox Corporation (the “Company”) under the Roblox Corporation 2020 Equity Incentive Plan (the “Plan”) in a separate written statement.

This statement contains only the information mentioned in the Stock Option Act; the other terms and conditions of your grant of RSUs are described in detail in the Plan and your Notice of Restricted Stock Unit Grant, the Terms and Conditions of Restricted Stock Unit Grant, and the Country Addendum (the “Agreement”).

Section 1 of the Stock Option Act provides that the Stock Option Act only applies to employees. Employees are defined in section 16 of the Stock Option Act as persons who receive remuneration for their personal services in an employment relationship. Persons, including managers, who are not regarded as employees under the Stock Option Act, will not be subject to the Stock Option Act.  If you are not an employee within the meaning of the Stock Option Act, the Company therefore has no obligation to issue an employer information statement to you and you will not be able to rely on this statement for legal purposes, since only the terms and conditions set out in the Plan apply.

1.Date of Grant
The Company approved the grant of RSUs under the Plan on [Grant Date]. On this basis, the Date of Grant for your RSUs is [Grant Date].

2.Terms and Conditions of the RSU Grant
The grant of RSUs and other awards under the Plan is made at the sole discretion of the Company. The Company may decide, in its sole discretion, not to grant you additional RSUs or other awards under the Plan in the future. Under the terms of the Plan and the Agreement, you have no entitlement or claim to receive future RSU grants or other awards under the Plan.

3.Vesting Date of RSUs
Your RSUs will vest in accordance with the vesting schedule set forth in your Notice of Restricted Stock Unit Grant, subject to you continuing to be a Service Provider.

4.Exercise Price
Because each RSU entitles you to receive one share of the Company’s common stock on the date of vesting without any cost to you or other payment required from you, there is no exercise price associated with the RSUs.

5.Your Rights upon Termination of Service
In the event you terminate employment with the Company, the vesting and forfeiture of your RSUs will be determined in accord with the terms of your Agreement. In addition, you will be ineligible to receive any additional RSU grants after your termination.

6.Financial Aspects of Participating in the Plan
The grant of RSUs has no immediate financial consequences for you. The value of the RSUs is not taken into account when calculating holiday allowances, pension contributions or other statutory consideration calculated on the basis of salary. The tax treatment of RSUs depends on a number of aspects and thus, you are encouraged to seek particular advice regarding your tax position.

Shares of stock are financial instruments and investing in stocks will always have financial risk. The future value of Company shares is unknown and cannot be predicted with certainty.

7.Other Issues
This Employer Statement does not intend to alter any provisions of the Plan or the Agreement (or any related document), and the Plan and the Agreement (and any related document) shall prevail in case of any ambiguities. However, your mandatory rights under the Stock Option Act shall prevail in case of any ambiguities.

Notice Provided By:
Roblox Corporation
970 Park Place
San Mateo, CA 94403

ROBLOX CORPORATION

2020 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT
NOTICE OF STOCK OPTION GRANT
Unless otherwise defined herein, the terms defined in the Roblox Corporation 2020 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Agreement which includes the Notice of Stock Option Grant (the “Notice of Grant”), the Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A, the Exercise Notice, attached hereto as Exhibit B, and all other exhibits, appendices, and addenda attached hereto (together, the “Option Agreement”).
Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of Roblox Corporation (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:
Grant Number:            ______________________________
Date of Grant:                ______________________________
Vesting Commencement Date:    ______________________________
Total Number of Shares Subject to Option: ______________________________
Exercise Price per Share (in U.S. Dollars):    $_____________________________
Total Exercise Price (in U.S. Dollars):    $_____________________________
Type of Option:                    ___ Incentive Stock Option
                            ___ Nonstatutory Stock Option
Term/Expiration Date:            ______________________________
Vesting Schedule:
Subject to any acceleration provisions contained in the Plan or set forth below, this Option will vest and be exercisable, in whole or in part, in accordance with the following schedule:
[Insert Vesting Schedule.]
Termination Period:
In the event of cessation of Participant’s status as a Service Provider, this Option will be exercisable, to the extent vested, for a period of three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case the Option will be exercisable, to the extent vested, for a period of twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 14 of the Plan.
By Participant’s signature and the signature of the representative of the Company below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement, including the Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A, the Exercise Notice, attached hereto as Exhibit B, and all other exhibits, appendices, and addenda attached hereto, all of which are made a part of this document. Participant acknowledges receipt of a copy of the Plan. Participant has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understands all provisions of the Plan, this Option, and the Option Agreement. Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or this Option Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT        ROBLOX CORPORATION

Signature        Signature

Print Name        Print Name

            Title
Address:

EXHIBIT A
TERMS AND CONDITIONS OF STOCK OPTION GRANT
1.Grant of Option.
(a)The Company hereby grants to the individual (“Participant”) named in the Notice of Stock Option Grant of this Option Agreement (the “Notice of Grant”) an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions in this Option Agreement and the Plan, which is incorporated herein by this reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan will prevail.
(b)For U.S. taxpayers, the Option will be designated as either an Incentive Stock Option (“ISO”) or a Nonstatutory Stock Option (“NSO”). If designated in the Notice of Grant as an ISO, this Option is intended to qualify as an ISO under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as an NSO. Further, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) will be regarded as a NSO granted under the Plan. In no event will the Administrator, the Company, or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.
(c)For non-U.S. taxpayers, the Option will be designated as an NSO.
2.Vesting Schedule. Except as provided in Section 3, the Option awarded by this Option Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Option Agreement or other written agreement between Participant and the Company or any of its Subsidiaries or Parents, as applicable, Shares subject to this Option that are scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Option Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
3.Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan. If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.
4.Exercise of Option.
(a)Right to Exercise. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and the terms of this Option Agreement.
(b)Method of Exercise. This Option is exercisable by delivery of an exercise notice (the “Exercise Notice”) in the form attached as Exhibit B to the Notice of Grant or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and of any Tax Obligations (as defined in Section 6(a)). This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable Tax Obligations.
5.Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:
(a)cash in U.S. dollars;
(b)check designated in U.S. dollars;
(c)consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
(d)if Participant is a U.S. employee, surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares and that are owned free and clear of any liens, claims, encumbrances, or security interests, provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company.
6.Tax Obligations.
(a)Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Option, including, without limitation, (i) all federal, state, foreign and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of the Option or sale of Shares; and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Option (or exercise thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including, but not limited to, the grant, vesting, or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares.
(b)Tax Withholding. Pursuant to such procedures as the Administrator may specify from time to time, the applicable Service Recipient(s) will withhold the amount required to be withheld for the payment of Tax Obligations. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash in U.S. dollars; (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount that is necessary to meet the withholding requirement for such Tax Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences); (iii) having the amount of such Tax Obligations withheld from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s); (iv) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to such Tax Obligations; or (v) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Tax Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences). Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and a date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges and agrees that the applicable Service Recipient(s) (and/or former employer, as applicable) may be required to withhold or account for tax in more than one jurisdiction.
(c)Notice of Disqualifying Disposition of ISO Shares. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant immediately will notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.
(d)Section 409A. Under Section 409A, a stock right (such as the Option) that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of an underlying share on the date of grant (a “discount option”) may be considered “deferred compensation.” A stock right that is a “discount option” may result in (i) income recognition by the recipient of the stock right prior to the exercise of the stock right; (ii) an additional twenty percent (20%) federal income tax; and (iii) potential penalty and interest charges. The “discount option” also may result in additional state income, penalty, and interest tax to the recipient of the stock right. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the fair market value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the fair market value of a Share on the date of grant, Participant will be solely responsible for Participant’s costs related to such a determination. In no event will the Company or any of its Parent or Subsidiaries have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes, penalties, and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.

7.Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation, and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
8.No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
9.Nature of Grant. In accepting the Option, Participant acknowledges, understands and agrees that:
(a)the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
(b)all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Administrator;
(c)Participant is voluntarily participating in the Plan;
(d)the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;
(e)the Option and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement, or welfare benefits or similar payments;
(f)the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted;
(g)if the underlying Shares do not increase in value, the Option will have no value;

(h)if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
(i)for purposes of the Option, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Option Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, (i) Participant’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time), and (ii) the period (if any) during which Participant may exercise the Option after such termination of Participant’s engagement as a Service Provider will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s engagement agreement, if any; the Administrator will have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Option grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(j)unless otherwise provided in the Plan or by the Administrator in its discretion, the Option and the benefits evidenced by this Option Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out, or substituted for, in connection with any corporate transaction affecting the Shares; and
(k)the following provisions apply only if Participant is providing services outside the United States:
the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;
Participant acknowledges and agrees that no Service Recipient will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise; and
no claim or entitlement to compensation or damages will arise from forfeiture of the Option resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

10.No Advice Regarding Grant. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the Option. Participant is hereby advised to consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
11.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of Participant’s personal data as described in this Option Agreement and any other Option grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering, and managing Participant’s participation in the Plan.
Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.
Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Options or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.
12.Address for Notices. Any notice to be given to the Company under the terms of this Option Agreement will be addressed to the Company at Roblox Corporation, 970 Park Place, San Mateo, CA 94403, or at such other address as the Company may hereafter designate in writing.

13.Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant.
14.Successors and Assigns. The Company may assign any of its rights under this Option Agreement to single or multiple assignees, and this Option Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Option Agreement will be binding upon Participant and his or her heirs, executors, administrators, successors, and assigns. The rights and obligations of Participant under this Option Agreement may be assigned only with the prior written consent of the Company.
15.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification, or rule compliance of the Shares upon any securities exchange or under any state, federal, or non-U.S. law, the tax code, and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission, or any other governmental regulatory body or the clearance, consent, or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the exercise of the Options or the purchase by, or issuance of Shares, to Participant (or his or her estate) hereunder, such exercise, purchase, or issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent, or approval will have been completed, effected, or obtained free of any conditions not acceptable to the Company. Subject to the terms of the Option Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience.
16.Language. If Participant has received this Option Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
17.Interpretation. The Administrator will have the power to interpret the Plan and this Option Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company, and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Option Agreement.
18.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Option awarded under the Plan or future options that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
19.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Option Agreement.

20.Option Agreement Severable. In the event that any provision in this Option Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Option Agreement.
21.Amendment, Suspension or Termination of the Plan. By accepting this Option, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read, and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended, or terminated by the Administrator at any time.
22.Governing Law and Venue. This Option Agreement and the Option are governed by the internal substantive laws, but not the choice of law rules of California. For purposes of litigating any dispute that arises under this Option or this Option Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of San Mateo County, California, or the United States federal courts for the Northern District of California, and no other courts, where this Option is made and/or to be performed.
23.Country Addendum. Notwithstanding any provisions in this Option Agreement, this Option will be subject to any special terms and conditions set forth in an appendix (if any) to this Option Agreement for any country whose laws are applicable to Participant and this Option (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Option Agreement.
24.Modifications to the Option Agreement. This Option Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Option Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Option Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Option Agreement, the Company reserves the right to revise this Option Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with the Option.
25.No Waiver. Either party’s failure to enforce any provision or provisions of this Option Agreement will not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Option Agreement. The rights granted both parties herein are cumulative and will not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
26.Tax Consequences. Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and non-U.S. tax consequences of this investment and the transactions contemplated by this Option Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) will be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Option Agreement.
*          *          *

EXHIBIT B
ROBLOX CORPORATON
2020 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Roblox Corporation
970 Park Place
San Mateo, CA 94403

Attention: Stock Administration

1.Exercise of Option. Effective as of today, ________________, _____, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Roblox Corporation (the “Company”) under and pursuant to the 2020 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement, dated ________ and including the Notice of Grant, the Terms and Conditions of Stock Option Grant, and other exhibits, appendices, and addenda attached thereto (the “Option Agreement”). Unless otherwise defined herein, capitalized terms used in this Exercise Notice will be ascribed the same defined meanings as set forth in the Option Agreement (or, as applicable, the Plan or other written agreement or arrangement as specified in the Option Agreement).
2.Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares and any Tax Obligations (as defined in Section 6(a) of the Option Agreement) to be paid in connection with the exercise of the Option.
3.Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read, and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
4.Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.
5.Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
6.Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by this reference. This Exercise Notice, the Plan and the Option Agreement (including the exhibits, appendices, and addenda thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.
Submitted by:        Accepted by:
PURCHASER        ROBLOX CORPORATION

Signature        Signature

Print Name        Print Name
Address:
            Title

            Date Received

ROBLOX CORPORATION
2020 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
COUNTRY ADDENDUM

Terms and Conditions
This Country Addendum includes additional terms and conditions that govern the Option to purchase shares of the Common Stock of Roblox Corporation (the “Company”) granted pursuant to the terms and conditions of the Roblox Corporation 2020 Equity Incentive Plan (the “Plan”) and the Option Agreement to which this Country Addendum is attached to the extent the individual to whom the Option was granted (“Participant”) resides in one of the countries listed below.
Notifications
This Country Addendum also includes information regarding securities laws, exchange controls and certain other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control, and other laws in effect in the respective countries as of December 2022. Such laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum or any other tax summary provided by the Company as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant exercises the Options or sells the Shares acquired under the Plan.
In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws of Participant’s country may apply to his or her situation.
Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is working or transfers to another country after the grant of the Option, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant in the same manner. In addition, the Company, in its discretion, will determine the extent to which the terms and conditions contained herein will apply to Participant under these circumstances.
Participant acknowledges that Participant has been advised to seek appropriate professional advice as to how the relevant exchange control and tax laws in Participant’s country may apply to his or her individual situation.